================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 15, 2006

                                COLUMBIA BANCORP
             (Exact name of registrant as specified in its chapter)

               Oregon                   0-27938            93-1193156
    (State or other jurisdiction      (Commission         (IRS Employer
          of incorporation)           File Number)     Identification No.)

                        401 East Third Street, Suite 200,
                            The Dalles, Oregon 97058
                    (Address of principal executive offices)

                                 (541) 298-6649
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(b) On February 14, 2006 the registrant entered into an amended and restated employment agreement with James C. McCall, who until that date had served as the registrant's chief administrative officer. Mr. McCall will no longer serve as the registrant's chief administrative officer. Mr. McCall's new employment agreement will be effective April 1, 2006 and provides that Mr. McCall will remain employed with the registrant on a part-time basis and will serve as an executive emeritus and bank officer.

ITEM 9.01.   EXHIBITS.

(d) Exhibits

99.1     Employment agreement dated February 14, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  February 15, 2006               /s/ Roger L. Christensen
                                        ----------------------------------------
                                        Roger L. Christensen, President and
                                        Chief Executive - Columbia River Bank;
                                        President and Chief Executive Officer -
                                        Columbia Bancorp


Dated:  February 15, 2006               /s/ Greg B. Spear
                                        ----------------------------------------
                                        Greg B. Spear, Executive Vice President,
                                        Chief Financial Officer - Columbia
                                        River Bank; and Chief Financial Officer
                                        - Columbia Bancorp

                        Exhibit 99.1 Employment Agreement